Exhibit 99.14

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-B

KEY PERFORMANCE FACTORS
July 31, 1997



        Expected B Maturity                                        4/17/06


        Blended Coupon                                              5.9828%



        Excess Protection Level
          3 Month Average  4.52%
          July, 1997  4.43%
          June, 1997  4.78%
          May, 1997  4.36%


        Cash Yield                                  17.53%


        Investor Charge Offs                        4.92%


        Base Rate                                   8.18%


        Over 35 Day Delinquency                     4.47%


        Seller's Interest                           18.18%


        Total Payment Rate                          14.22%


        Total Principal Balance                     $30,179,392,749.44


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $5,486,155,230.95